Exhibit 10.16

TECHNOLOGY TRANSFER AND SUPPLY AGREEMENT

THIS TECHNOLOGY TRANSFER AND SUPPLY AGREEMENT (this “Agreement”) is made as of this 22nd day of May, 2012 (the “Effective Date”) by and between Theravance, Inc., a Delaware Corporation having its principal place of business at 901 Gateway Blvd., South San Francisco, California, 94080 (“Theravance”) and Hospira Worldwide, Inc., a Delaware Corporation having its principal place of business at 275 North Field Drive, Lake Forest, Illinois, 60045 (“Hospira”).

WITNESSETH:

WHEREAS, Theravance owns the rights to the human pharmaceutical compound, telavancin that is marketed and sold under the name, VIBATIV® (“Product”);

WHEREAS, Theravance desires to engage Hospira to perform manufacture, fill, and finish services with respect to the Product; and

WHEREAS, Hospira desires to perform such services for Theravance with respect to the Product;

NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, Theravance and Hospira hereby agree as follows:

ARTICLE 1.                        DEFINITIONS

The following words and phrases when used herein with capital letters shall have the meanings set forth or referenced below:

1.1                               “Act” shall mean the United States Federal Food, Drug and Cosmetic Act (21 U.S.C. 301), as amended from time to time.

1.2                               “Active Pharmaceutical Ingredient” or “API” means the active pharmaceutical substance of the Drug in bulk form prior to incorporation into the Product.

1.3                               “Active Pharmaceutical Ingredient Specifications” means the detailed description and parameters of the API set forth on Exhibit 1.3.

1.4                               “Adverse Drug Experience(s)” has the meaning as set forth in 21 CFR 310.305.

1.5                               “Affiliate” means, with respect to a party, any corporation, partnership, joint venture and/or firm which controls, is controlled by or is under common control with such party.  As used in this Section 1.5, “control” means:  (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors; and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity.

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1.6                               “Applicable Law” means all laws applicable to the manufacture, processing, packaging, distribution, sale and use of the Product as may be amended and in effect from time to time, including the Act and the regulations promulgated thereunder; the Canadian Food and Drugs Act (R.S., chapter F-27) and related regulations; European Directive 2003/94/EC and 2001/83/EC, and related legislation; all applicable cGMP; and all corresponding laws, ordinances, rules and regulations of any other applicable jurisdiction.

1.7                               “Business Day” shall mean a day which is not a Saturday or Sunday or a bank or public holiday in San Francisco, California, Chicago, Illinois or McPherson, Kansas.

1.8                               “Certificate of Analysis” means a document, signed by an authorized representative of Hospira, describing the Product Specifications of and testing methods applied to the Product, and the results thereof.

1.9                               “Certificate of Compliance” means a document, signed by an authorized representative of Hospira, attesting that a particular lot, batch or run was manufactured in accordance with cGMP, Applicable Law, and the Product Specifications.  The Certificate of Compliance may be included within the Certificate of Analysis, or separately, if required by Theravance for regulatory purposes or Applicable Law.

1.10                        “cGMP” means those principles and guidelines of good manufacturing practices as set forth in 21 C.F.R. Parts 210 and Part 211; EU Directive 2003/94/EC - guidelines of good manufacturing practices for medicinal products for human use (EudraLex Vol. 4); Canadian Good Manufacturing Practices as contained in Canada Food & Drug Regulations C.R.C., c. 870, C.02- C.04; the ICH Guideline on Good Manufacturing Practice for Active Pharmaceutical Ingredients (ICH Q7A), as adopted by EU Directive 2004/27; and the corresponding requirements, of any other applicable jurisdiction.

1.11                        “Commercial Year” means each period of twelve (12) consecutive calendar months during this Agreement beginning on January 1st and ending December 31st, except for the first Commercial Year, which shall commence on the first day of the month after the month of Theravance’s first bona fide sale of Product manufactured by Hospira to a non-Affiliate customer after the Product has received Regulatory Approval for manufacturing at Hospira’s McPherson, Kansas site and ends on December 31st thereafter.

1.12                        “Components” means all those vials or component parts of the vials into which the Drug will be filled, and the labeling, packaging, ancillary goods, shipping materials and other items to be supplied by Hospira or its Components supplier(s) to manufacture the Product in accordance with the Product Specifications.

CONFIDENTIAL

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1.13                        “Confidential Information” means all information, data, and know how, whether commercial, financial, technical, operational, or otherwise in any format, disclosed hereunder by one party or any of its Affiliates to the other party or any of its Affiliates in connection with this agreement which by its nature is clearly confidential, or is otherwise marked or designated as confidential or proprietary, whether disclosed orally in documentary form, by documentation or otherwise and including the terms of this Agreement, except any portion thereof which:

(a)                                 is known to the recipient at the time of the disclosure, as evidenced by its written records or other competent evidence;

(b)                                 is disclosed to the recipient by a Third Party lawfully in possession of such information and not under an obligation of nondisclosure;

(c)                                  is or becomes patented, published or otherwise part of the public domain through no fault of the recipient; or

(d)                                 is developed by or for the recipient independently of Confidential Information disclosed hereunder as evidenced by the recipient’s written records or other competent evidence;

Notwithstanding the forgoing, specific aspects of Confidential Information shall not be deemed to be within the forgoing exceptions when such exceptions only apply to more general knowledge or when the relevant specific aspects are identified using Confidential Information disclosed under this Agreement.

1.14                        “Drug” means the human pharmaceutical compound, telavancin, a lipoglycopeptide used for the treatment of Gram-positive pathogens.

1.15                        “EMA” means the European Medicines Agency and any successor entity.

1.16                        “Excipient” means [***].

1.17                        “Excipient Specifications” means the detailed description and parameters of the Excipient set forth in Exhibit 1.3.

1.18                        “Facility” means Hospira’s pharmaceutical manufacturing plant at McPherson, Kansas, or such other manufacturing facility agreed by the parties in writing.

1.19                        “FDA” means the United States Food and Drug Administration or any successor entity.

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1.20                        “Health Canada” means the Therapeutic Products Inspectorate of the Canadian Health Products and Food Branch and any successor entity.

1.21                        “Manufacturing Process” means any and all processes (or any step in any process) that is provided to Hospira by Theravance and that will be used to manufacture the Product, as evidenced in the batch documentation and/or technology transfer reports.

1.22                        “Master Batch Record” shall mean the document that defines the manufacturing methods, materials, and other procedures, directions and controls associated with the manufacture and testing of the Product, which may be amended in writing from time to time by mutual agreement of the parties.

1.23                        “MSDS” means the Material Data Safety Sheet for the Product or the API containing such information as may be required by applicable government agencies.

1.24                        “Product” means VIBATIV® in a 750mg dosage form, filled, finished and packaged in accordance with the Product Specifications.

1.25                        “Product Specifications” means those manufacturing, materials, packaging, labeling, testing, and performance specifications for the Product filed with the relevant Regulatory Authority, required for the manufacture of the Product that is to be purchased and supplied under this Agreement, as such are set forth on Exhibit 1.25 which specifications may be amended by the parties from time to time in accordance with this Agreement.

1.26                        “QP” shall mean a qualified person who is entrusted to perform “QP Testing/ Release” of the Product in the European Union, in accordance with European Directive 2001/83/EC relating to Medicinal Products for Human Use.

1.27                        “Regulatory Approval” means any licenses and permits for the manufacture of the Product at the Facility and all other approvals (including supplements, amendments, pre- and post-marketing approvals, and pricing and reimbursement approvals), licenses, registrations or authorizations of a relevant Regulatory Authority necessary for the distribution, sale or use of the Product in the Territory.

1.28                        “Regulatory Authority” means the FDA and/or the EMA or any other federal, state or local or other regulatory agency, department, bureau or other governmental entity, which is responsible for issuing Regulatory Approvals of the Product in the Territory.

1.29                        “Specially Regulated Waste” means any hazardous waste, toxic waste, medical waste, nuclear waste, mixed waste, or other waste materials or by-products, including waste water, which may be subject to or require special handling, treatment, storage, or disposal under any federal, state or local laws or regulations intended to address such types of waste materials that arise from the manufacture of the Product.

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1.30                        “Term” means, individually the Initial Term of this Agreement, or collectively the Initial Term and any Renewal Term, as those defined terms are used herein.

1.31                        “Territory” means:  (i) the United States of America, including the District of Columbia, the Commonwealth of Puerto Rico, all territories and possessions of the United States of America, United States military bases, and any other location over which the FDA has jurisdiction to regulate medicinal products intended for human use; (ii) Canada; and (iii) the European Union (“EU 27”) and any other countries that are later admitted to the European Union by acceding to the treaties of the European Union.

1.32                        “Third Party” shall mean a party other than Hospira or Theravance and their respective Affiliates.

1.33                        “Waste” shall mean all rejects, improper goods, garbage, refuse, remainder, residue, waste water or other discarded material, including solid, liquid, semisolid, or contained gaseous material that arises from the manufacture of the Product, including rejected, excess or unsuitable materials, API and Products.  The term Waste shall not include any Specially Regulated Waste.

ARTICLE 2.                        TECHNOLOGY TRANSFER PROJECT

2.1                               General.  The parties shall undertake a technology transfer project (“Project”) consisting of the activities set forth in Exhibit 2.1 (“Statement of Work”).  Under the Project, Hospira shall assist Theravance in the technology transfer related to the Manufacturing Process and to obtain the required sNDA or equivalent approval(s) in the jurisdictions in the Territory.  Hospira then shall manufacture and deliver Product to Theravance for sale by Theravance as a human pharmaceutical product.

2.2                               Commercially Reasonable Efforts.  Each party shall use all commercially reasonable efforts successfully to complete the Project.  However, the parties understand and agree that neither of them can guarantee that the Project will be successful, nor warrants that a marketable product will result from the Project.

ARTICLE 3.                        TECHNOLOGY TRANSFER FEES; PROJECT MANAGEMENT

3.1                               Technical Transfer Fee.  Theravance shall pay to Hospira a technical transfer fee (“Technical Transfer Fee”) for its work under the Project in accordance with the payment schedule set forth in Exhibit 2.1.

3.2                               Stability Studies.  If so requested by Theravance, Hospira will perform stability studies on the Product separate and apart from the Project.  Hospira will invoice Theravance for any such stability studies at the prices set forth in Exhibit 3.2.

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3.3                               Changes in Project Scope.

(a)                                 If Theravance requests changes in the Project or the Product Specifications, or if technical difficulties require that Hospira perform either additional work or repeat work, and such additional work is required not because of Hospira’s fault or negligence, Hospira shall within [***] Business Days provide Theravance with a new or revised proposal with cost estimates for such changes or additional work, based on its customary per/hour, per/person rates relative to the work to be performed, including costs for reasonable travel and sustenance, materials and supplies. If Theravance approves such costs, the mutually agreeable changes will be documented in writing and signed by both parties as a change order, and Hospira shall perform such agreed-upon new or additional work.  Theravance shall pay Hospira’s costs for such additional work or repeat work performance as set forth in this Agreement.

(b)                                 In the event that Theravance decides to pursue marketing and sales activities for the Product in countries or geographic regions outside of the Territory, Hospira shall provide Theravance with all reasonable additional technical/developmental and regulatory support, including, for example, regulatory support for Theravance’s supplemental regulatory filings, packaging and product development, labeling, and Regulatory Authority inspections. Any additional technical/developmental and regulatory support for such other countries or geographic regions shall be considered a change in Project scope and the Parties will agree to the reasonable incremental costs of such additional support in accordance with Section 3.3(a).  Any additional pre-approval inspections of the Facility that may be required by relevant Regulatory Authorities as a result shall be reimbursed in accordance with Section 7.3(c).

3.4                               Project Manager.  Each party will appoint an authorized individual who will have primary responsibility for day-to-day interactions with the other party for the activities under the Project (“Project Manager”).  Each party will use all reasonable efforts to provide the other party with at least [***] days prior written notice of any change in its Project Manager.  All communications between Hospira and Theravance regarding the conduct of the activities under the Project will be addressed to its Project Manager.

3.5                               Technology Transfer Supplies.  Based on Theravance’s Product Specifications, Hospira will manufacture the Product in compliance with cGMP for production and regulatory purposes as follows: [***] (“Technology Transfer Supplies”) at the prices set forth in Exhibit 2.1.  In accordance with a schedule to be mutually agreed by the parties, Theravance shall issue its purchase order(s) for such Technology Transfer Supplies at least [***] days before any requested manufacturing date.  For the sake of clarity, all relevant provisions of Articles 5, 7, 8 and 9 shall apply to the manufacture and delivery of the Technology Transfer Supplies.

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ARTICLE 4.                        THERAVANCE’S REGULATORY SUBMISSIONS

4.1                               Regulatory Review.

(a)                                 Upon Theravance’s request, Hospira shall review those portions of Theravance’s proposed submissions for Regulatory Approval as related to Hospira’s manufacturing, packaging and quality control procedures before the submissions are filed with relevant Regulatory Authorities.  Hospira shall complete its review of any English-language submissions within [***] Business Days after receipt. For any non English-language submissions, Theravance shall provide Hospira with a submission translated into English and the parties will agree on a reasonable period of time that Hospira may require for review of such submissions.

(b)                                 Upon Theravance’s request, Hospira shall consult with and advise Theravance in responding to questions from Regulatory Authorities regarding Theravance’s regulatory submission(s) for the Products, provided, however, that Theravance shall have the final control over such submissions.  In the event that any additional review and consultation is required by a Regulatory Authority (for example, for technical responses to a Regulatory Authority finding of deficiency, should one arise), Hospira shall provide Theravance with cost estimates (which shall include a professional services fee at its customary per/hour, per/person rates relative to the work to be performed, consistent with its charges to other similarly-situated customers).  If Theravance approves such costs in writing, Theravance shall reimburse Hospira for such approved costs upon completion of the work and within [***] days of receipt of Hospira’s invoice.

4.2                               User Fees.  Theravance shall pay any Regulatory Authority user fees which may become payable for the Product.

4.3                               Ownership of Regulatory Approvals.  The parties agree that Theravance shall be the sole and exclusive owner of all right, title and interest in and to all Regulatory Approvals related to the Product and any submissions for such Regulatory Approvals.  Hospira shall reasonably assist Theravance in the preparation of all documents necessary to effect Theravance’s rights in such Regulatory Approval applications and submissions.  Theravance shall provide to Hospira for its files a final copy of the CMC section of any such applications and/or submissions for Regulatory Approval.

4.4                               Qualification of and Purchases from Alternate Sites.  Theravance shall have the right, in its sole discretion, to qualify manufacturing site(s) with Third Parties to manufacture and supply the Product during the Term (each, an “Alternate Supplier”). Theravance may obtain [***] of its requirements of Product in the Territory from such Alternate Supplier(s) during the Term; provided, however, that if Hospira is unable to fulfill any of its manufacturing and supply obligations hereunder then Theravance may obtain such amount of its requirements of Product that Hospira is unable to supply from such Alternate Suppliers and for such period of time that Hospira is unable to supply.

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ARTICLE 5.                        MANUFACTURE AND SUPPLY OF PRODUCT

5.1                               Purchase and Sale of Product.  Upon obtaining the first of the Regulatory Approvals required for manufacturing Product at the Facility, pursuant to the terms and conditions of this Agreement and during each Commercial Year, and subject to the exceptions of Section 4.4, Hospira shall manufacture, sell and deliver Product to Theravance, and Theravance shall purchase and take delivery of [***] of its requirements for Product in those jurisdictions within the Territory where Regulatory Approval(s) have been obtained.  Notwithstanding any of the foregoing, Theravance shall be entitled to [***] for purposes of [***] and such batches shall [***] to purchase and take delivery of Product from [***] under this Section 5.1.

5.2                               Manufacturing Standards.  Hospira will manufacture, package, and label the Product in accordance with the Product Specifications, cGMP and all Applicable Laws, as then in effect.  The parties agree that, should Theravance wish to implement any amendment to the Product Specifications, Theravance shall provide written notice thereof to Hospira for Hospira’s review and approval, which approval shall not be unreasonably withheld.  Each party further agrees promptly to notify the other of any new instructions or changes to the Product Specifications required by the FDA or Applicable Laws and shall confer with each other with respect to the best means to comply with such instructions or change requirements.

5.3                               Government Approvals.  Hospira agrees to manufacture and supply those quantities of Product requested in Purchase Orders by Theravance that are necessary to validate the Facility, obtain Regulatory Approval(s) and build Theravance’s inventory in anticipation of the commercial sale of the Products and Theravance shall be required to pay for such Product in accordance with the terms of this Agreement irrespective of whether the Product ultimately receives any Regulatory Approvals in the Territory.  Notwithstanding the forgoing or anything else in this Agreement to the contrary, Theravance shall be entitled to designate the intended jurisdiction or market within the Territory (e.g. the United States, Canada or EU 27) for which any Product is to be manufactured, tested, packaged, labeled and released.

5.4                               Active Pharmaceutical Ingredient; Excipient

(a)                                 Supply.

(i)                                     Hospira shall manufacture Product for Theravance from quantities of API and Excipient that Theravance shall supply to Hospira at no cost.  Theravance shall supply API and Excipient to Hospira in quantities sufficient to satisfy Hospira’s gross manufacturing requirements of the Product no later than [***] prior to the scheduled start of API/Excipient compounding.  Hospira shall use the API and Excipient received from Theravance only for the technology transfer activities contemplated by this Agreement and the manufacture of Product for Theravance hereunder.  Theravance shall deliver or arrange for the delivery of API and the Excipient, [***] pursuant to no-cost purchase orders that Hospira issues to Theravance.

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(ii)                                  With each delivery of API/Excipient, Theravance will include a certificate of analysis, signed by an authorized individual of Theravance (or its designee) containing basic information regarding the API/Excipient, including:  (A) the manufacturing date of the batch/lot delivered; (B) the batch/lot number; and (C) the quantity of API/Excipient in such batch/lot as shipped to Hospira.  Theravance shall also supply a separate sample (“tailgate sample”; “satellite sample”) for each container of API/Excipient supplied.

(iii)                               Within [***] days of Hospira’s receipt of any API or Excipient supplied by or on behalf of Theravance hereunder, Hospira shall:  (A) perform an identification test on the API and Excipient and confirm the shipment quantity; (B) perform any other tests mutually agreed upon in writing; and (C) notify Theravance of any inaccuracies with respect to quantity or of any claim that any portion of the shipment fails the identification or other test.  In the event Hospira notifies Theravance of any deficiency in the quantity or quality of API and/or Excipient received, Theravance shall promptly ship to Hospira, at Theravance’s own expense, the quantity of API and/or Excipient necessary to complete the shipment.  In the event Hospira notifies Theravance that the API and/or Excipient shipment does not conform to the API Specifications and/or Excipient Specifications, Theravance shall have the right to confirm such findings at the Facility.

(iv)                              If Theravance determines that such shipment of API and/or Excipient conforms to the API Specifications and/or Excipient Specifications, the parties shall submit samples of such shipment to a mutually acceptable independent expert for testing.  If such independent expert determines that the shipment conforms to the API Specifications and/or Excipient Specifications, Hospira shall bear all expenses of shipping and testing such shipment samples.  If Theravance or such independent expert determines that such shipment does not meet the API Specifications and/or Excipient Specifications, Theravance shall replace, at no cost to Hospira, the portion of the API and/or Excipient shipment which does not conform to the API Specifications and/or Excipient Specifications and bear all expenses of shipping and testing the shipment samples.  Notwithstanding the foregoing, the independent expert may also determine that additional sample testing by an independent laboratory is necessary Hospira shall dispose of any nonconforming portion of any API and/or Excipient shipment as directed by Theravance, at Theravance’s expense.

(b)                                 Title.  Notwithstanding the [***] terms of Section 5.4(a)(i), [***] to the API and Excipient while they are in the Facility.  Subject to the limitation in Section 5.4(c), Hospira shall assume responsibility and risk for the safekeeping, storage and handling for all shipments of API and Excipient delivered hereunder and accepted by Hospira.

(c)                                  Loss and Replacement of API and Excipient.  In the event of loss or damage of any API and/or Excipient delivered hereunder or the failure of Product to meet Product Specifications, Theravance shall supply to Hospira replacement API and/or Excipient according to the terms set forth in Section 5.4(a), except as otherwise provided herein.  If the replacement of such API and/or Excipient results from a negligent act or omission or the willful

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misconduct by Hospira in the manufacture, handling or storage of Product or API and/or Excipient, Theravance shall supply to Hospira replacement API and/or Excipient and Hospira shall be responsible for the cost of the replacement API and/or Excipient equal to Theravance’s purchase cost/kg (as evidenced by Theravance’s invoices).

(d)                                 Maximum Liability.  Notwithstanding any of the foregoing, in no event shall Hospira’s liability for such replacement costs of API and/or Excipient exceed: (i) [***]; (ii) [***]; or (iii) in the event of loss during the handling and storage of API and/or Excipient (x) prior to the start of compounding operations; or (y) during storage of the Product after completion of filling operations and prior to delivery, [***]. For greater clarity, Hospira’s liability under (iii), above, explicitly excludes loss of API during any and all aspects of compounding, filling and finishing the API, the Excipient and/or Product. Theravance expressly acknowledges and agrees that this Section 5.4(d) states Theravance’s sole remedy, and Hospira’s sole liability, with respect to any claim arising hereunder for any such loss, damage, or misuse of API and/or Excipient by Hospira.

5.5                               Facility; Dedicated Equipment.

(a)                                 Maintenance of Facility.  Hospira shall secure and maintain in good order, at its sole cost and expense, such current governmental registrations, licenses and permits as are required by Regulatory Authorities in order for Hospira to perform all of its obligations under this Agreement.  Hospira further agrees that at all times during the Term, that it shall maintain the Facility, and all equipment, machinery, systems, intangibles and contract rights in use at the Facility in the ordinary course of business, in compliance with cGMP and Applicable Laws.

(b)                                 Dedicated Equipment; Costs. The parties anticipate that certain specialized and dedicated equipment (“Dedicated Equipment”) will be required to manufacture the Product for Theravance.  The list of such Dedicated Equipment and Hospira’s estimate of the purchase cost is attached in Exhibit 5.5.  Hospira shall obtain firm quotes from one or more equipment manufacturers and advise Theravance of the overall costs to be incurred in connection with the purchase, installation and validation of such Dedicated Equipment.  After Theravance approves such costs, which approval shall not be unreasonably withheld, Hospira shall install and validate the Dedicated Equipment and bill Theravance for the associated costs.  Theravance shall make payment to Hospira no later than [***] days after Theravance receives Hospira’s invoice for the same.  Title to the Dedicated Equipment shall be in Theravance’s name.  Hospira shall label such Dedicated Equipment as Theravance property and evidencing Theravance’s ownership interests.  Hospira shall use commercially reasonable efforts to maintain the Dedicated Equipment in good condition, normal wear and tear excepted.  The parties shall address all issues involving warranty repairs or replacement with the equipment supplier by mutual accord.  Hospira shall use Dedicated Equipment only in connection with the manufacture the Product; provided, however, that if Hospira wishes to use such Dedicated Equipment for manufacture of any product(s) other than the Product, Hospira and Theravance shall meet and discuss the technical and practical ramifications of such use and appropriate compensation to Theravance.

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5.6                               Components.  Hospira shall be responsible for the procurement and qualification of the Components required for the manufacture of the Product.  Hospira will source all of the Components from suppliers that have been approved and qualified by Hospira in accordance with Hospira’s internal vendor qualification and approval processes.  The parties understand and agree that Theravance will have reviewed and approved the Components and Component suppliers listed in the Product Specifications.  Under no circumstances shall Hospira have any liability to Theravance, nor shall Hospira be deemed to be in breach of this Agreement, if Hospira is unable to supply the Product to Theravance due to a failure of such suppliers to provide such Components to Hospira.

5.7                               Product Labeling.

(a)                                 Hospira shall label the Product in accordance with the Product Specifications using content provided by Theravance.  Theravance shall control the content and type of all labeling and packaging (and any changes or supplements thereto) for the Product and shall have the responsibility, at Theravance’s expense, for:  (i) ensuring such content is compliant with Regulatory Approval and all Applicable Law; and (ii) any changes or supplements to such content, including the expense of securing any approvals required by any applicable Regulatory Authority for any such changes or supplements.  Hospira shall be responsible for obtaining such labels (and any changes or supplements thereto) in accordance with content specified by Theravance.

(b)                                 Any changes to the labeling and packaging shall be communicated to Hospira in writing at least [***] days prior to the desired implementation date together with the required documentation specifying the content to be included in the labeling and packaging, including all necessary photo-ready art (or its substantial equivalent).  Theravance shall reimburse Hospira for Hospira’s actual costs of making any changes under this Section 5.7(b) and for the cost of any labeling that Hospira is unable to use due to such changes.

5.8                               Off-Site Waste.  If necessary, Hospira shall hire, direct and pay all costs for a waste contractor to remove all Waste from Hospira’s manufacturing facility for Product consistent with the Product’s MSDS.  The costs associated with the removal of Specially Regulated Waste shall be borne by Theravance.  Hospira shall only dispose of Specially Regulated Waste at sites and through waste management vendors that have been approved in writing by Theravance, whose approval shall not be withheld unreasonably.  Hospira shall document the destruction of any Specially Regulated Waste in writing and provide copies of such written documentation to an authorized representative of Theravance.  Theravance maintains the right, but not the obligation, to witness the actual disposal of Specially Regulated Waste.  Theravance shall, upon request by Hospira, provide the MSDS for the API and the MSDS for the Product to Hospira.

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5.9                               Delivery.  Hospira shall deliver the Product to Theravance, [***].  Title to and risk of loss over the Products shall pass to [***].  Hospira shall not deliver any Product until both Hospira and Theravance have released such Product pursuant to the Product Specifications and/or the Quality Agreement in the form attached here as Exhibit 7.2 (“Quality Agreement”).  [***] For any shipments outside the United States, Theravance shall be the exporter of record; provided, however, that Hospira shall assist Theravance in the preparation of any required export documentation.

5.10                        [***]  Hospira shall use its best efforts to ensure that [***].  Except if caused by events of Force Majeure or other manufacturing, quality control or other issues beyond Hospira’s reasonable ability to control, [***], Theravance shall have the right to [***] that Hospira eventually issues for the Products [***].

5.11                        Price and Payment.

(a)                                 Price.  Hospira shall invoice Theravance for Product it delivers to Theravance at the price(s) as set forth on Exhibit 5.11.  Each invoice shall reference the price of the Product in effect on the date of Hospira’s invoice.  All pricing is firm through December 31, 2013.  Beginning January 1, 2014 and on each succeeding January 1st thereafter during the Term, Hospira shall have the right to increase the price of the Product once annually.  Price increases shall be effective for deliveries beginning January 1st of each calendar year.  Such increases shall not exceed [***].  Hospira shall use all reasonable efforts to provide written notice to Theravance of any anticipated price increase no later than October 31st of any calendar year.

(b)                                 Payment.  Hospira shall invoice Theravance upon delivery of the Product.  Theravance shall make payment net [***] days from the date of receipt of Hospira’s invoice.  Hospira shall include on all invoices the relevant purchase order number as provided by Theravance.  The currency to be used to invoice and for payment shall be US Dollars.  Hospira shall send invoices by email to AP@Theravance.com.

(c)                                  Taxes.  Theravance shall pay all federal, state, county or municipal sales or use tax, excise, customs charges, duties or similar charge, or any other tax assessment (other than that assessed against income), license, fee or other charge lawfully assessed or charged on the manufacture, sale or transportation of the Product that Hospira manufactures, sells and delivers pursuant to this Agreement.  In particular, Theravance shall be responsible for and pay all Prescription Drug User (PDUFA) annual establishment fees with respect to the Product.  Theravance shall provide Hospira with copies of any state tax exemption form(s) if it intends to claim exemption for sales or use taxes in any state(s) where the Product is to be shipped.

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5.12                        Inspection; Nonconforming Product.

(a)                                 Documentation; Inspection. Upon completion of the manufacture of each batch of Product, Hospira will provide Theravance with a Certificate of Analysis confirming that the batch was manufactured in conformity with the Product Specifications and all Applicable Laws.  In addition, Hospira will provide Theravance with a copy of the Master Batch Record and all other documents and records as required by the Quality Agreement for Theravance’s release of the batch and such samples of the batch that Theravance may reasonably request.  For purposes of testing and releasing the Product for sale in the European Union, Hospira will make available to Theravance its Qualified Person(s) (“QP”) at one or more of its European Affiliates.

(b)                                 Theravance shall have a period of [***] days from the date of its receipt of all such documentation (and if, applicable, batch samples) to inspect, and accept or reject, the corresponding batch as conforming or non-conforming with the Product Specifications and all Applicable Laws.  If Theravance rejects the batch, it shall promptly so notify Hospira and provide the reason for the rejection.  If the reason for the rejection is non-conformance with Product Specifications and, as a result of further review and testing, Hospira determines that the Batch does conform to the Product Specifications, Hospira shall so notify Theravance and the parties shall then submit samples of such batch to a mutually acceptable independent expert for testing.

(c)                                  Testing. If such independent expert determines that the batch conforms to the Product Specifications, Theravance shall bear all expenses of shipping and testing such batch samples and Theravance shall be responsible for Hospira’s invoice price of the batch.  If such independent expert determines that the batch does not meet the Product Specifications, Hospira shall bear all expenses of shipping and testing the batch samples.  Notwithstanding the foregoing, the independent expert may also determine that additional sample testing by an independent laboratory is necessary. Absent manifest error, the test results of the independent expert (or those of the independent laboratory, if so referred by the expert) shall be binding on the parties.

(d)                                 Replacement; Disposition of Rejected Product.  Hospira shall use all reasonable efforts to replace, at no cost to Theravance, that portion of the batch which does not conform to the Product Specifications or otherwise was not manufactured in accordance with Applicable Laws [***]; provided, however, that Theravance provides sufficient replacement API and Excipient to Hospira in accordance with the provisions of Section 5.4.  Hospira shall dispose of any rejected Product at its own cost and expense.

(e)                                  Deemed Acceptance; Latent Defects.  Any Product that Theravance does not reject pursuant to this Section 5.12 shall be deemed accepted, and all claims with respect to Product not conforming with Product Specifications are waived by Theravance, except as to latent defects which are not discoverable by the exercise of ordinary diligence and reasonable care, render the Product not conforming to Product Specifications, and are solely caused by Hospira.  The parties shall consult to confirm the cause of any latent defect.  If the parties do not

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agree as to whether the Product is non-conforming, they shall submit samples of such Product for independent testing in accordance with Section 5.12(b).  If it is determined that the Product is non-conforming and the cause of the defect is attributable to Hospira, then Hospira will replace at no cost to Theravance all such defective Product with Product that meet the Product Specifications, subject to the limitation of Section 5.4(d).  All other relevant provisions of Section 5.12 shall apply to the manufacture and delivery of such replacement Product.

5.13                        Miscellaneous.

(a)                                 Approval of Subcontracting.  Hospira shall not subcontract or otherwise delegate to any Third Party any portion of its obligations under this Agreement without Theravance’s prior written approval; provided, however, that the foregoing restriction on subcontracting shall not prohibit Hospira from subcontracting non-essential or routine tasks involving the Facility generally, such as janitorial services or other general infrastructure maintenance or upgrades.

(b)                                 Process Rework.  Process rework created as a result of Theravance’s changes shall be billed separately at a reasonable fee mutually agreed upon in writing.

(c)                                  Sub-Lots.  Should Theravance desire Hospira to split a manufacturing lot of Product into two (2) or more sub-lots during packaging, Hospira will [***].

(d)                                 Storage Fee.  Theravance will use its commercially reasonable efforts to take delivery of all Products from the Facility as soon as reasonably practicable after Hospira’s release of the Product.  A cold storage fee of [***] shall be due and payable to Hospira if Theravance stores Product at the Facility for more than [***] days after the date of Theravance’s Product release.  The cold storage fee can be waived in the event of a discrepancy being investigated for the batch(es) under investigation.

(e)                                  QP Testing/Release. Hospira shall not charge Theravance for any QP Testing/Release performed by its QPs as envisaged in Section 5.12(a), if such QP Testing/Release is performed for a lot or lots of Product destined for the European Union only, and in lieu of testing and release for United States designated Product.  However, if Theravance desires or requires QP Testing/Release of a lot or lots for both the United States and the European Union, then Hospira will [***] QP Testing/Release of such lot(s).

ARTICLE 6.                        ORDERS AND FORECASTS

6.1                               [***] Year Product Supply Forecast.  For capacity planning purposes, upon its submission for Regulatory Approval, Theravance shall provide Hospira with a written forecast of its estimated annual requirements of the Product [***] (“Annual Forecast”).  Thereafter, by [***] of each calendar year, Theravance shall [***] for the period commencing [***].

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6.2                               First Purchase Order.  The parties shall cooperate in estimating and scheduling production for Theravance’s first commercial order of Product approximately [***] in advance of the anticipated date of Regulatory Approval or Theravance’s desired Product availability date.

6.3                               Rolling Forecast.  Concurrent with the placing of its first commercial order of Product, and during each calendar quarter thereafter, Theravance shall provide to Hospira a good faith, estimated rolling forecast of the quantity of the Product that Theravance expects to order for [***] (each, a “Rolling Forecast”).  [***] shall be considered a binding commitment upon Theravance to purchase quantities described therein and a binding commitment upon Hospira to produce and deliver such quantities on the delivery dates described therein (“Firm Order Period”).  [***] shall be non-binding upon the parties.

6.4                               Purchase Orders.  Theravance shall submit a purchase order (“Purchase Order”) to Hospira [***] days prior to the requested delivery date of the Product.  All Purchase Orders shall be made on or before the first day of the calendar month by which the [***] days advanced notice period is measured and shall reference this Agreement and shall be governed exclusively by the terms contained herein.  Theravance shall set forth in each Purchase Order:  (i) the quantity of Product ordered; (ii) the amount of API and Excipient required to fill the Purchase Order; (iii) the specified delivery date and delivery instructions; and (iv) the price to be paid for the Product. Work will commence only upon Hospira’s receipt of Theravance’s Purchase Order.

6.5                               Purchase Order Acceptance.  Hospira will confirm each Purchase order issued in accordance with Section 6.4 within ten (10) Business Days after receipt and shall use all commercially reasonable efforts to meet the delivery dates set forth therein.

6.6                               Additional Quantities.  Should Theravance order quantities of Product in excess of [***] over the forecasted amount of the latest Firm Order Period, Hospira shall not be obligated to supply said additional quantities; provided, however, that Hospira shall use reasonable commercial efforts to produce and deliver to Theravance said additional quantities within [***] days of issuance of the Purchase Order for such additional quantities.

6.7                               Format of Forecasts and Purchase Orders.  Theravance shall submit each Rolling Forecast and all Purchase Orders electronically in spreadsheet form and will specify the quantities of Products in units and the Hospira product number (list number/inventory number).

6.8                               Minimum Purchase Requirement.  Beginning with the Commercial Year during which Hospira manufactures [***] Product pursuant to Theravance’s forecasts, Theravance agrees to purchase from Hospira in such Commercial Year (and in each Commercial Year thereafter) a percentage of its Annual Forecast of the Drug Product in those jurisdictions within the Territory where Regulatory Approval(s) have been obtained in accordance with the provisions of this Section 6.8 (“Minimum Purchase Requirement”).  [***] Theravance’s Minimum Purchase requirements shall be [***], but in no case shall be [***] in any Commercial Year.  In lieu of Theravance taking delivery of all of the Minimum Purchase Requirement,

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Theravance shall have the option to pay for the shortfall of the Minimum Purchase Requirement at the prices set forth in Exhibit 5.11 and waive Hospira’s manufacture and delivery obligations for the Product.  In the latter event, Hospira shall invoice Theravance for the amount payable, and Theravance shall pay Hospira such amount within [***] days after receipt of Hospira’s invoice.  Notwithstanding the foregoing, all Product paid for by Theravance shall count towards the Minimum Purchase Requirement.

6.9                               Purchase Order Changes; Cancellations

(a)                                 Changes.  If Theravance requests that changes be made to any of its Purchase Orders within the Firm Order Period, Hospira shall attempt to accommodate such changes within reasonable manufacturing capabilities and efficiencies.  If Hospira can accommodate such changes, Hospira shall advise Theravance of any costs associated therewith.  If Theravance indicates in writing to Hospira that it should proceed to make the changes, Theravance shall be deemed to have accepted the obligation to pay Hospira for such costs.  If Hospira cannot accommodate such change, Theravance shall nonetheless be bound to its original Purchase Orders.

(b)                                 Cancellations.  If Theravance cancels any Purchase Order within [***] prior to the start of manufacture, Hospira shall be relieved of its manufacturing obligations relating to such order and Theravance will pay Hospira for such canceled order in full.  Notwithstanding the foregoing, Theravance shall not be liable for any cancellation that is due to its inability to supply sufficient API and/or Excipient for such Purchase Order requirements, and such inability is caused by an event of force majeure or other condition not reasonably within the control of Theravance; provided, however, that Theravance provides Hospira with no less than [***] days prior written notice of the impending inability to supply and the date upon which it expects the required quantities of API and/or Excipient to be delivered to Hospira.

6.10                        Shortage of Supply.  In the event that Hospira is unable to manufacture the Product in accordance with Theravance’s Purchase Orders, Hospira shall notify Theravance within [***].  If the inability is not: (a) caused by an event of force majeure; (b) attributable in whole or in part to Theravance’s acts or omissions or breach of its obligations under this Agreement; or (c) attributable in whole or in part to Hospira’s Component suppliers’ acts or omissions, then Hospira shall undertake all commercially reasonable measures to minimize any possible shortage of Product to Theravance as a result of its manufacturing issues.  If Hospira cannot undertake such measures promptly, then either party may request that the Project Managers convene a meeting to discuss possible remedial action.  For any Commercial Year where Hospira is unable to supply Product for a Firm Order Period, Theravance shall have no Minimum Purchase Requirement in that Commercial Year and shall be entitled to source all of its requirements for Product from Alternate Suppliers during the period of time that Hospira remains unable to supply.

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ARTICLE 7.                        QUALITY

7.1                               Quality Control.  Hospira shall apply its quality control procedures and in-plant quality control checks on the manufacture, packaging, and labeling of Product in the same manner as Hospira applies such procedures and checks to products of similar nature manufactured for sale by Hospira.  In addition, Hospira will test and release Product in accordance with the test methods described in Exhibit 7.1 to ensure that Product conforms to the Product Specifications.  The parties may change the test methods from time to time by mutual agreement.

7.2                               Quality Agreement.  The parties shall use all commercially reasonable efforts to negotiate and execute a quality agreement substantially in the form of the Quality Agreement attached hereto as Exhibit 7.2 within [***] days following the Effective Date.

7.3                               Audit Rights.

(a)                                 General Audit.  Upon [***] days prior written notice to Hospira, Theravance shall have the right to have representatives visit the Facility during normal business hours to review Hospira’s manufacturing operations relating to the Product and assess its compliance with cGMP and quality assurance standards and to discuss any related issues with Hospira’s manufacturing and management personnel.  Hospira shall provide Theravance with copies of Hospira’s manufacturing records (including the Master Batch Record) and other relevant documentation relating to the Products for the purposes of assuring Product quality and compliance with agreed-upon manufacturing procedures. Such general audits shall: (i) be limited to not more than [***] auditors designated by or representing Theravance; (ii) last for not more than [***]; and (iii) may be conducted not more than [***] per calendar year.

(b)                                 For Cause Audits.  Theravance shall also have the right to conduct “for-cause” audits to address significant product or safety concerns as discovered through Product failures related to Hospira’s manufacture of the Product.  Product failures would include issues related to stability out of specification, sterility, labeling or container integrity.  Theravance shall notify Hospira in writing in advance of the audit and thereafter, Theravance and Hospira shall mutually determine the timing of the audit.  Each for-cause audit shall be limited to two (2) auditors for no more than two (2) days, except if the parties mutually agree that a longer for-cause audit period is necessary.

(c)                                  Regulatory Authority Inspections.  Hospira also agrees to allow any Regulatory Authority to conduct any inspection of the Facility related to the manufacture of the Product which such Regulatory Authority may require and Hospira agrees to reasonably cooperate with the Regulatory Authority in connection with such inspection. Hospira will provide Theravance with notice of any such inspection as soon as practicable. In the event that a Regulatory Authority other than the FDA, Health Canada and the EMA requests or requires an audit of the Facility related to pre-approval inspection (“PAI”), Hospira shall be entitled to charge a fee of [***].  This fee shall include PAI preparation activities and support of the audit.

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(d)                                 Confidential Information in Audits.  Audits by Theravance or its designees may involve the disclosure of Confidential Information of Hospira or other customers of Hospira, and any such Confidential Information shall be subject to the terms of Article 11 hereof.  The results of such audits and inspections shall be considered Confidential Information under Article 11 and shall not be disclosed to Third Parties, [***], unless required by law and only then upon prior written notice to Hospira or to Theravance as the case may be.

7.4                               [***]  Notwithstanding the general audit rights in Section 7.3(a), Hospira will permit [***].  Theravance will provide Hospira with sufficient advance notice [***] that Hospira may make appropriate arrangements.

7.5                               Change in Product Specifications; Manufacturing Process.  Each of Theravance and Hospira agrees that it will not change the Product Specifications or any aspect of the manufacturing process (including changes to the Components, equipment, processes or procedures used to manufacture Product) without the prior written approval of the other party, which approval shall not be unreasonably withheld, delayed, or conditioned.  Upon agreement, the parties shall implement all such changes in accordance with the change control provisions of the Quality Agreement.

7.6                               Complaints and Adverse Reactions.  Each party shall promptly advise the other of any complaints, notices of Adverse Drug Experience(s) or event reports, safety issues or toxicity issues relating to the Products of which it becomes aware, and which may be the result of, or have an effect on, the Product manufacturing operations performed by Hospira.  Theravance shall be responsible for all reporting of such information to Regulatory Authorities.  Hospira shall promptly evaluate any complaint or notice of Adverse Drug Experience(s) and reasonably assist Theravance in responding to the same.

7.7                               Record Keeping.  Hospira shall supply Theravance with such records documenting the technology transfer work as foreseen in the Project Statement of Work or as are otherwise requested by Theravance.  Hospira shall retain all records documenting the technology transfer work and all records relating to the manufacture of each batch of Products for not less than five (5) years or for such other period as required by Applicable Law. Thereafter, Hospira shall not destroy such records without giving Theravance prior written notice and the opportunity further to store such records or to have such records shipped to Theravance, at Theravance’s cost and expense.

7.8                               Failed Batch.  In accordance with the Quality Agreement, Hospira shall investigate, and cooperate fully with Theravance in investigating, any batch of the Product that fails to comply with cGMP or fails to meet the Product Specifications or any Regulatory Authority requirements.  Hospira shall keep Theravance informed of the status of any investigation and, upon completion of the investigation, shall provide Theravance with a final written report describing the cause of the failure and summarizing the results of the investigation.

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7.9                               Product Recalls.

(a)                                 In the event: (i) any Regulatory Authority or other national government authority issues a request, directive or order that the Product be recalled; (ii) a court of competent jurisdiction orders such a recall, or (iii) Theravance or Hospira reasonably determines that Product should be recalled, the parties shall take all appropriate corrective actions, and shall cooperate in any governmental investigations surrounding the recall.

(b)                                 In the event that such recall results from a breach of Hospira’s express warranties under Sections 8.2(a) and 8.2(b), Hospira shall be responsible for replacing the quantity of Products that were recalled at no cost to Theravance.  Hospira shall use all commercially reasonable efforts to replace such Product as soon as practicable.  In addition, Hospira agrees that it shall be responsible for the administrative expenses of any recall.  For purposes of this Agreement, the administrative expenses of recall shall include the expenses of notification and destruction or return of the recalled Product, and any costs associated with the delivery of replacement Product, but shall not include lost profits of either party, nor the cost to replace API in excess of the limitations stated in Section 5.4(d).  In the event that the recall does not result from the breach of Hospira’s express warranties under this Agreement, Theravance shall be responsible for the expenses of the recall.

ARTICLE 8.                        WARRANTIES; COVENANTS AND INDEMNIFICATION

8.1                               Theravance’s Warranties.  Theravance represents and warrants that:

(a)                                 the API and the Excipient delivered to Hospira pursuant to this Agreement shall, at the time of delivery, not be adulterated or misbranded within the meaning of the Act or within the meaning of any other Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery, and will not be an article which, under the provisions of Sections 404 and 505 of the Act, may not be introduced into interstate commerce;

(b)                                 the API and the Excipient supplied to Hospira hereunder shall have been manufactured in accordance with all applicable cGMP (including ICH Q7A) and meet the API Specifications and Excipient Specifications set forth on Exhibit 1.3;

(c)                                  all specifications, including API Specifications, Excipient Specifications and Product Specifications that Theravance provides to Hospira shall conform to the appropriate submissions that Theravance files with the relevant Regulatory Authorities;

(d)                                 to the best of its knowledge, the Manufacturing Process does not infringe any patents or know-how of a Third Party;

(e)                                  Theravance’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Theravance is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws; and

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(f)                                   it will not sell Product into any regulatory jurisdiction unless and until it receives the necessary Regulatory Authority approvals.

8.2                               Hospira’s Warranties and Covenants.  Hospira represents and warrants to Theravance that:

(a)                                 all Product that Hospira delivers to Theravance pursuant to this Agreement shall, at the time of delivery, not be adulterated or misbranded within the meaning of the Act or within the meaning of any other Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 404 and 505 of the Act be introduced into interstate commerce;

(b)                                 all Product Hospira delivers to Theravance pursuant to this Agreement shall, at the time of delivery, be free from defects in material and workmanship and shall be:  (i) manufactured in accordance and conformity with the Product Specifications; (ii) manufactured in compliance with all Applicable Laws, including those relating to the environment, food or drugs and occupational health and safety, including those enforced or promulgated by the FDA, Health Canada and EMA (including compliance with cGMP) and (iii) at the time of delivery free and clear of any and all encumbrances, liens and other Third Party claims, with good and marketable title thereto transferred to Theravance.

(c)                                  in its performance of its obligations under the Statement of Work and this Agreement, Hospira will not knowingly incorporate into the manufacturing process any patents or know-how of a Third Party for which it does not have a license that permits it to do so and/or to be able to grant to Theravance the licenses and other rights otherwise required to be granted to Theravance hereunder;

(d)                                 Hospira’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Hospira is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws;

(e)                                  the foregoing warranties shall not extend to any nonconformity or defect which relates to or is caused by API and/or the Excipient supplied by Theravance to Hospira.  Except for Hospira’s indemnity obligations in Section 8.3, the replacement provisions of Sections 5.4(c) and (d), 5.12(d) and 7.9(b) shall be Theravance’s sole and exclusive remedy for nonconforming or defective Products; and

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(f)                                   HOSPIRA MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCT.  ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY HOSPIRA.

8.3                               Indemnification by Hospira.  Hospira shall indemnify and hold harmless Theravance and its Affiliates and their respective officers, directors, employees, contractors, consultants and agents (each, a “Theravance Indemnitee”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (“Losses”), to which any Theravance Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (a “Claim”) against a Theravance Indemnitee arising or resulting, directly or indirectly, from: (a) Hospira’s breach of any representation or warranty set forth in Section 8.2(a-d) and Section 8.2(f); (b) any infringement of any Third Party intellectual property right relating to Hospira’s manufacturing processes used in the manufacture of Product pursuant to this Agreement (excluding infringement due to adherence to the Manufacturing Process, the API Specifications, the Excipient Specifications, the Product Specifications, API, Excipient or Product); or (c) any negligent or wrongful act or omission on the part of Hospira, its employees, agents or representatives and which relates to Hospira’s performance hereunder.  Notwithstanding anything to the contrary herein, the foregoing indemnity shall not apply to the extent such Losses arise out of or result from any material breach of the representations, warranties and covenants made by Theravance under this Agreement, or Theravance’s negligent or wrongful acts or omissions or willful misconduct.

8.4                               Indemnification by Theravance.  Theravance shall indemnify and hold harmless Hospira and its Affiliates and their respective officers, directors, employees, contractors, consultants and agents (each, an “Hospira Indemnitee”) from and against any and all Losses to which any Hospira Indemnitee may become subject as a result of any Claim against a Hospira Indemnitee arising or resulting directly or indirectly from: (a) Theravance’s breach of any representation or warranty set forth in Section 8.1; (b) any infringement of any Third Party intellectual property right relating to the Manufacturing Process, the API Specifications, the Excipient Specifications, the Product Specifications, API, the Excipient, the Drug or Product (excluding Hospira’s processes used in the manufacture of the Product pursuant to this Agreement); (c) the use of or lack of safety or efficacy, sale, administration, import and/or transport by Theravance or its Affiliates or licensees of the Product manufactured and supplied by Hospira under this Agreement; and (d) any negligent or wrongful act or omission on the part of Theravance, its employees, agents or representatives and which relate to Theravance’s performance hereunder.  Notwithstanding anything to the contrary herein, the foregoing indemnity shall not apply to the extent such Losses arise out of or result from any material breach of the representations, warranties and covenants made by Hospira under this Agreement, or Hospira’s negligent or wrongful acts or omissions or willful misconduct.

8.5                               Conditions of Indemnification.  If either party seeks indemnification from the other hereunder, it shall promptly give notice to the other party of any Claim and shall cooperate

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fully with the other party in the investigation and defense of all such Claim.  The indemnifying party shall have the option to assume the other party’s defense in any such Claim with counsel reasonably satisfactory to the other party.  In the event the indemnifying party assumes such defense, the indemnified party shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.  No settlement or compromise shall be binding on a party hereto without its prior written consent, such consent not to be unreasonably withheld.

8.6                               No Consequential Damages.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR LOST PROFITS RESULTING FROM ANY BREACH OF THIS AGREEMENT, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 9.                        INTELLECTUAL PROPERTY RIGHTS

9.1                               Hospira’s Proprietary Rights.  Hospira has granted no license, express or implied, to Theravance to use Hospira proprietary technology, know-how or other proprietary rights:  (a) existing as of the Effective Date; or (b) developed by or for Hospira on or after the Effective Date outside the scope of any Project undertaken by Hospira pursuant to this Agreement.

9.2                               Theravance’s Proprietary Rights.  Theravance has granted no license, express or implied, to Hospira to use Theravance’s proprietary technology, know-how or other proprietary rights other than for Hospira’s technology transfer and manufacturing obligations under this Agreement.  Theravance shall be the sole owner of any proprietary technology, know-how or other proprietary rights developed by Hospira pursuant to the Project (“Project Inventions”), and Theravance shall be entitled to apply for patent protection on such Project Inventions at Theravance’s expense and risk.  Hospira agrees to assist Theravance as reasonably necessary to apply for, obtain and maintain patent protection on Project Inventions, including executing any necessary legal papers and furnishing information or data in its possession reasonably necessary to apply for, obtain or maintain such patent protection.  Hospira agrees to assign, and does hereby assign, such Project Inventions to Theravance without further compensation.  Hospira shall have no right to use Project Inventions in the making, having made, using, offering for sale, selling, and/or importing of Drugs and/or Products other than for the purposes of this Agreement.

ARTICLE 10.                 TERM AND TERMINATION

10.1                        Term.  This Agreement shall commence on the Effective Date and, unless earlier terminated as provided below, shall expire at the end of the fifth (5th) Commercial Year (“Initial Term”). This Agreement may be extended for additional terms of one (1) year (each, a “Renewal Term”) upon the mutual written consent of the Parties; provided, however, that either party shall have given notice to the other of its intent to renew the Agreement at least [***] prior to the end of the Initial Term and that the parties have commenced good faith negotiations on such renewal.

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10.2                        Termination of the Project.  Either party wishing to terminate the Project shall request in writing a pre-termination consultation with the other party to review potential concerns and to make reasonable efforts to continue with this Agreement.  Upon [***] days following said consultation, either party may terminate the Project or this Agreement upon [***] days prior written notice to the other party if the terminating party determines in good faith that the technology transfer for the Product is not technically feasible using commercially reasonable efforts.  If the Project or this Agreement is terminated in accordance with this Section 10.2, Hospira shall advise Theravance of Hospira’s actual technology transfer costs on the Project incurred prior to such termination.  Theravance will pay to Hospira that portion of the Technology Transfer Fee that represents: (a) the technology transfer work Hospira has completed and for which payment has not yet been received; and (b) on a pro rata basis, all technology transfer work that Hospira has undertaken but not yet completed as of the date of notice of termination.  In addition, Theravance shall reimburse Hospira for all of its documented out-of-pocket costs related to any non-cancelable commitments for raw materials, Components and services that Hospira has undertaken as part the Project in accordance with the Statement of Work.

10.3                        General Termination Rights.  Either party may terminate this Agreement as follows:

(a)                                 immediately by providing written notice to the other party:  (i) if proceedings in voluntary or involuntary bankruptcy are initiated by, on behalf of or against the other party (and, in the case of any such involuntary proceeding, not dismissed within ninety (90) days); or (ii) if the other party is adjudicated bankrupt, files a petition under applicable insolvency laws, is dissolved or has a receiver appointed for substantially all of its property; or

(b)                                 by giving to the other party [***] days’ prior written notice upon the breach of any warranty or any other material provision of this Agreement by the other party if the breach is not cured within [***] days after written notice thereof to the party in default; or

(c)                                  upon notice to the other party should the other party continue to be unable to perform its obligations under this Agreement for a period in excess of [***] days by reason of force majeure, in accordance with Section 12.1(a); or

(d)                                 after September 30, 2012, by giving to the other party [***] prior written notice [***].  The provisions of this Section 10.3(d) shall apply only [***] and not to the transfer, sale or divestiture of substantially all of the stock, business and/or assets of Theravance.  In the event Theravance exercises this termination right, Theravance shall be obligated to order, purchase and take delivery of [***] of Product from Hospira prior to the effective date of termination of the Agreement at the then-current prices set forth on Exhibit 5.11.  In lieu of

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Theravance ordering and taking delivery of any or all of the [***], Theravance shall have the option to [***] Hospira’s manufacture and delivery obligations for such batches.  This obligation shall not be exclusive of any other obligation owed by or accruing to Theravance prior to the date of termination.

10.4       Theravance’s Failure to Purchase Minimums.  If, in any [***] consecutive Commercial Years after the first Commercial Year, Theravance [***], Hospira may terminate this Agreement upon [***] days prior written notice to Theravance.

10.5       Accrued Payment Obligations.  Upon termination pursuant to this Article 10, Theravance shall reimburse Hospira for Hospira’s cost of all Components purchased and on hand or on order, if such Components were ordered by Hospira based on Theravance’s Firm Purchase Orders, and such supplies of Components that cannot be reasonably used by Hospira for other purposes.  Hospira shall invoice Theravance for all amounts due hereunder.  Payment shall be made pursuant to Section 5.11(b).  At Theravance’s option and request Hospira shall ship to Theravance any such remaining supply of Component at Theravance’s cost.

10.6       Return of Inventory and Dedicated Equipment.  In the event of expiry or earlier termination of this Agreement, Hospira shall return to Theravance at Theravance’s option and request any Dedicated Equipment, remaining inventory of API and/or Excipient and Product at Theravance’s expense, unless termination shall have been as a result of a breach of this Agreement by Hospira, in which case such inventory shall be returned at Hospira’s expense.

10.7       Return of Confidential Information.  Upon expiry or termination of this Agreement for any reason, each party shall immediately return to the other all of the other party’s Confidential Information, in any form or medium disclosed by the disclosing Party (or upon a party’s instructions in writing, destroy the same and certify its destruction), provided, however, that each party shall be allowed to retain one (1) copy of the other’s Confidential Information solely for the purpose of ensuring continued compliance with Article 11.  For the avoidance of doubt, any such retained copy shall continue to be protected by the non-use and non-disclosure obligations in Article 11 for as long as it is in the possession of the receiving party notwithstanding any early termination or expiration under Section 11.2 or otherwise.

10.8       Survival.  The expiry or earlier termination of this Agreement shall not relieve either party of any obligations that it may have incurred prior to such expiry or earlier termination, and all covenants and agreements contained in this Agreement, which by their terms or context are intended to survive, will continue in full force and effect for a period of three (3) years unless a different time period is indicated in this Agreement.

ARTICLE 11.                 CONFIDENTIAL INFORMATION

11.1       Nondisclosure.  It is contemplated that in the course of the performance of this Agreement each party may, from time to time, disclose Confidential Information to the other.

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Hospira agrees that, except as expressly provided herein, it shall not disclose Confidential Information received from Theravance, and shall not use Confidential Information disclosed to it by Theravance, for any purpose other than to fulfill Hospira’s obligations hereunder.  Theravance agrees that, except as expressly provided herein, it shall not disclose Confidential Information received from Hospira, and shall not use Confidential Information disclosed to it by Hospira, for any purpose other than to fulfill Theravance’s obligations hereunder.  Each party shall use reasonable and customary precautions to safeguard the other party’s Confidential Information, including ensuring that it will limit the permitted disclosures of the other’s Confidential Information only to those persons who have a “need to know” such Confidential Information and ensuring that all employees, consultants and agents who are given access to such Confidential Information are informed of the confidential and proprietary nature of such Confidential Information and have contractual or professional confidentiality and non-use obligations that are at least as restrictive as those contained in this Agreement.

11.2                        Exceptions to Duty of Nondisclosure.

(a)                                 Notwithstanding Section 11.1 or any other provisions of this Agreement, nothing contained in this Agreement shall preclude Theravance from utilizing Confidential Information of Hospira as may be necessary in prosecuting the patent rights of Theravance pursuant to Article 9, obtaining Regulatory Approval(s), manufacturing Product pursuant to the terms and conditions of this Agreement, or complying with Applicable Laws or court orders (provided, however, that Theravance uses reasonable efforts to seek confidential treatment of such information, except as required to file and prosecute such patent applications).

(b)                                 Notwithstanding any other provision of this Agreement, a receiving party may disclose Confidential Information of the disclosing party if such disclosure is required by law to be disclosed; provided, however, that the receiving party gives the disclosing party prompt advance notice of such legal requirement so that the disclosing party has a reasonable opportunity to apply for confidential treatment of such Confidential Information or seek other appropriate equitable relief. The receiving party shall cooperate in good faith with any such effort by the disclosing party. Should Theravance determine that this Agreement or any collateral document needs to be filed with the Securities and Exchange Commission, it will seek customary confidentiality of commercial terms and sensitive information contained herein or therein through a confidential treatment request, and consult with Hospira in advance concerning such request.

(c)                                  The obligations of the parties relating to Confidential Information shall expire [***] years after the termination of this Agreement.

11.3                        Public Announcements.  Neither party shall make any public announcement concerning the transactions contemplated herein, or make any public statement which includes the name of the other party or any of its Affiliates, or otherwise use the name of the other party or any of its Affiliates in any public statement or document, except as may be required by law or

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judicial order, without the written consent of the other party, which consent shall not be unreasonably withheld.  Subject to any legal or judicial disclosure obligation, any such public announcement proposed by a party that names the other party shall first be provided in draft to the other party.

11.4                        Injunctive Relief. The parties acknowledge that either party’s breach of this Article 11 may cause the other party irreparable injury for which it would not have an adequate remedy at law.  In the event of a breach or threatened breach, the non-breaching party may be entitled to injunctive relief in addition to any other remedies it may have at law or in equity

ARTICLE 12.                 MISCELLANEOUS

12.1                        Force Majeure and Failure of Suppliers.

(a)                                 Excusable Delay.  Neither party shall be considered to be in breach of this Agreement if a delay in the performance of any of its duties or obligations hereunder (except the payment of money) has been caused by or is the result of an act of God, acts of a public enemy, insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions, boycotts, fires, explosions, floods, shortages of material or energy, or other unforeseeable causes beyond the reasonable control and without the fault or negligence of the party so affected (each an event of “force majeure”).  The performance of the affected party shall be extended for a period equal to the period of such delay; provided, however, that the affected party shall give prompt notice to the other party of such cause, and shall take promptly whatever reasonable steps are necessary to relieve the effect of such cause and resume compliance with this Agreement as soon as possible.  Should the event of force majeure continue for a period longer than [***] days, the party not so affected may terminate this Agreement in accordance with Section 10.3(c).

(b)                                 Transfer of Production.  If Hospira becomes subject to an event of force majeure which interferes with production of Product at the Facility, the parties shall mutually agree on implementation of an agreed-upon action plan to transfer production of Product to another Hospira plant.  The parties shall, after the execution of this Agreement and at the request of either party, meet to discuss and define such an action plan.

12.2                        Notices.  All notices hereunder shall be delivered as follows: (a) personally; (b) by facsimile and confirmed by first class mail (postage prepaid); (c) by registered or certified mail (postage prepaid); or (d) by overnight courier service, to the following addresses of the respective parties:

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If to Theravance:

Theravance, Inc.

901 Gateway Boulevard

South San Francisco, CA

94080

Attention:  [***]

Vice President,

Technical Operations

Facsimile:  [***]

If to Hospira:

Hospira, Inc.

275 North Field Drive

Lake Forest, Illinois 60045

Attention:    V.P. Contract Manufacturing

Facsimile:    [***]

With a copy to:

Theravance, Inc.

901 Gateway Boulevard

South San Francisco, CA

94080

Attention:  [***]

Senior Vice President,

General Counsel

Facsimile:  [***]

With copy to:

Hospira, Inc.

Building H1; Department NLEG

275 N. Field Drive

Lake Forest, IL 60045

Attention:    General Counsel

Facsimile:    [***]

Notices shall be effective upon receipt if personally delivered or delivered by facsimile and confirmed by first class mail, on the third business day following the date of registered or certified mailing or on the first business day following the date of or delivery to the overnight courier. A party may change its address listed above by written notice to the other party.

12.3                        Choice of Law.  This Agreement shall be construed, interpreted and governed by the laws of the State of Delaware, excluding its choice of law provisions. The United Nations Convention on the International Sale of Goods is hereby expressly excluded.

12.4                        Alternative Dispute Resolution.  The parties recognize that bona fide disputes may arise which relate to the parties’ rights and obligations under this Agreement.  The parties agree that except as provided in Section 11.4, any such dispute shall be resolved by alternative dispute resolution in accordance with the procedures set forth in Exhibit 12.4.

12.5                        Assignment.  Neither party shall assign this Agreement nor any part thereof without the prior written consent of the other party; provided, however, that:  (a) either party may assign this Agreement to one of its wholly-owned subsidiaries or its parent corporation without such consent; and (b) either party, without such consent, may assign this Agreement in connection with the transfer, sale or divestiture of substantially all of its business to which this Agreement pertains or in the event of its merger or consolidation with another company.  Any

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permitted assignee shall assume all obligations of its assignor under this Agreement.  No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party then has hereunder.  For the avoidance of doubt Theravance may assign this agreement without Hospira’s consent to any Third Party to whom it licenses the right to commercialize the Product.

12.6                        Entire Agreement.  This Agreement, together with the Exhibits referenced and incorporated herein, constitute the entire agreement between the parties concerning the subject matter hereof and supersede all written or oral prior agreements or understandings with respect thereto.  If there is any conflict, discrepancy, or inconsistency among the terms of the Quality Agreement, any Statement of Work, the Agreement or other form used by the parties, the Quality Agreement will control as regards all issues related to quality assurance; in all other cases, the Agreement will control.

12.7                        Severability.  This Agreement is subject to the restrictions, limitations, terms and conditions of all applicable governmental regulations, approvals and clearances.  If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

12.8                        Waiver-Modification of Agreement.  No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both parties.  Failure by either party to enforce any such rights under this Agreement shall not be construed as a waiver of such rights, nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

12.9                        Insurance.  Each party will procure and maintain, at its own expense, for the duration of the Agreement, and for [***] years thereafter if written on a claims made or occurrence reported form, the types of insurance specified below with carriers rated A- VII or better with A. M. Best or like rating agencies:

(a)                                 Workers’ Compensation accordance with applicable statutory requirements and shall provide a waiver of subrogation in favor of the other party;

(b)                                 Employer’s Liability with a limit of liability in an amount of not less than [***];

(c)                                  Commercial General Liability including premises operations, products & completed operations, blanket contractual liability, personal injury and advertising injury including fire legal liability for bodily injury and property damage in an amount not less than [***] per occurrence and [***] in the aggregate;

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(d)                                 Commercial Automobile Liability for owned, hired and non-owned motor vehicles with a combined single limit in an amount not less than [***] each occurrence;

(e)                                  Excess Liability including products liability with a combined single limit in an amount of not less than [***];

(f)                                   Commercial Crime or Fidelity Bond in an amount of not less than [***] per occurrence and in the aggregate including an endorsement for Third Party liability without the requirement of a conviction;

(g)                                  Marine Insurance covering all shipments from warehouse to warehouse as described on the bill of lading at a full replacement cost.

Each party shall include the other party and its Affiliates, directors, officers, employees and agents as additional insureds with respect to Commercial General Liability, Commercial Automobile Liability and Excess Liability but only as their interest may appear by written contract.  Prior to commencement of services, and annually thereafter, each party shall furnish to the other party certificates of insurance evidencing the insurance coverages stated above and shall require at least [***] days written notice to the other party prior to any cancellation, non-renewal or material change in said coverage.  In the case of cancellation, non-renewal or material change in said coverage, each party shall promptly provide to the other party a new certificate of insurance evidencing that the coverage meets the requirements in this Section.  Each party agrees that its insurance shall act as primary and noncontributory from any other valid and collectible insurance maintained by the other party.  Each party may, at its option, satisfy, in whole or in part, its obligation under this Section through its self- insurance program.

12.10                 Exhibits.  All Exhibits referred to herein are hereby incorporated by reference.

12.11                 Debarment Warranty.  Hospira and Theravance each represent and warrant that it has never been, and it will not employ, contract with, or retain any person or entity directly or indirectly in connection with the services contemplated by this Agreement, if such a person or entity, as applicable, has ever been:  (a) debarred or convicted of a crime for which a person or entity can be debarred under any governmental statute (including 21 USC Section 335a, as amended (“Section 335a”)) or, to such party’s knowledge, threatened to be debarred or indicted for a crime or otherwise engaged in conduct for which a person or entity can be debarred under any governmental statute, including Section 335a; (b) disqualified under 21 CFR 312.70 or, to such party’s knowledge, threatened to be disqualified thereunder; or (c) to such party’s knowledge, threatened to be disqualified or indicted for a crime for which a person can be excluded by the federal government as set forth by the Department of Health and Human Services Office of Inspector General at http://exclusions.oig.hhs.gov and the Excluded Parties List System at http://epls.arnet.gov, which includes the General Services Administration.  If,

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during the term of this Agreement or within three (3) years thereafter, either Party or any other person or entity directly or indirectly involved in the services performed under this Agreement is so debarred, disqualified, suspended, indicted, excluded or, to either Party’s knowledge, comes under investigation by the FDA or any other Regulatory Authority for debarment, disqualification, suspension, indictment, or exclusion, the Party will immediately notify the other Party of same.  Each Party agrees to provide written certification to the other that it has not used the services of any debarred, disqualified, suspended or excluded person or entity in any capacity related to the services hereunder if such certification is requested in connection with any certification regarding same that the other Party may make to a Regulatory Authority.

12.12                 Construction. In construing this Agreement, unless expressly specified otherwise; (a) references to Articles, Sections and Exhibits are to articles, sections of, and exhibits to, this Agreement; (b) except where the context otherwise requires, use of either gender includes the other gender, and use of the singular includes the plural and vice versa; (c) headings and titles are for convenience only and do not affect the interpretation of this Agreement; (d) any list or examples following the word “including” shall be interpreted without limitation to the generality of the preceding words; (e) except where the context otherwise requires, the word “or” is used in the inclusive sense; (f) all references to “dollars” or “$” herein shall mean U.S. Dollars; and (g) each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.  Any terms or conditions contained in an invoice that are inconsistent or in conflict with this Agreement shall be deemed not to be a part of such invoice.

12.13                 Counterparts and Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this Agreement to be signed by their duly authorized representatives as of the date first above written.

HOSPIRA WORLDWIDE, INC.		THERAVANCE, INC.

By:	/s/ Anthony N. Cacich	By:	/s/ Junning Lee
	(Signature)		(Signature)

Name:	Anthony N. Cacich	Name:	Junning Lee

Title:	Corporate Vice President	Title:	Vice President, Technical Operations
One 2 One Contract Manufacturing Services

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Note Regarding Exhibits

Exhibits 1.3, 1.25, 2.1, 3.2 and 7.1 to this Agreement are subject to further revision and updating to reflect final, mutually agreed upon details concerning, among other things, Active Pharmaceutical Ingredient and Excipient Specifications, Product Specifications, Technology Transfer Activities, Stability Studies and Product Test Methods.

Any such revisions will be properly reflected in a writing signed by both parties.

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EXHIBIT 1.3

Active Pharmaceutical Ingredient and Excipient Specifications

US/Canada Specification - TLV Drug Substance

[***]

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EXHIBIT 1.3

Active Pharmaceutical Ingredient and Excipient Specifications (cont.)

EU Manufacturing QC Release Specification - TLV Drug Substance (Same as regulatory spec)

[***]

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EXHIBIT 1.3

Active Pharmaceutical Ingredient and Excipient Specifications (cont.)

Specification for Excipient ([***])

[***]

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EXHIBIT 1.25

Product Specifications

EU Specification - TLV Drug Product

[***]

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EXHIBIT 1.25

Product Specifications (cont.)

US/Canada Specification - TLV Drug Product

[***]

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EXHIBIT 2.1

Statement of Work

Technology Transfer Activities

MILESTONE I:                                                                                                        PROJECT INITIATION

Start Date:	[***]

Activities:	• Product and process evaluation
• Identify filling line requirements
• Initiate technology transfer
• Project management

Fees:	[***]
Payment:	Following kick-off

MILESTONE II                                                                                                       PRODUCT DEVELOPMENT

Start Date:	Upon receipt of product requirements and agreed methods of transfer documentation [***]

Activities:	[***]

Fees:	[***]
Payment:	[***]

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EXHIBIT 2.1

Technology Transfer Activities (cont.)

MILESTONE III                                                                                                  WATER, CLINICAL AND REGISTRATION BATCH PRODUCTION

Start Date:	[***]

Activities:	[***]

Fees:	[***]

Payment:	[***]

MILESTONE IV                                                                                                   PROCESS VALIDATION AND REVIEW

Start Date:	[***]

Activities:	[***]

Fees:	[***]

Payment:	[***]

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EXHIBIT 2.1

Technology Transfer Activities (cont.)

MILESTONE V                                                                                                        REGULATORY FILING PREPARATION AND SUBMISSION

Start Date:	[***]
Activities:	[***]

Fees:	[***]

MILESTONE VI                                                                                                   COMMERCIALIZATION

Start Date:	[***]

Activities:	[***]

Fees:	[***]
Payment:	[***]

Total Fees:	[***]

Product Assumptions:

[***]

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EXHIBIT 2.1

Technology Transfer Activities (cont.)

Product Assumptions (cont’d):

[***]

Development Fee Assumptions:

[***]

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EXHIBIT 3.2

Stability Studies

Test No.	Test
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]

Development Stability

[***]

Fees:	[***]

Commercial Stability

Test Interval (Test #)
Storage Condition	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Fees:	[***]

Payment:	[***]

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Exhibit 5.5

Dedicated Equipment

List:	-40C Upright Freezer, 23 ft3

Cost:	[***]

Timing:	TBD

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EXHIBIT 5.11

Commercial Product Prices

Presentation	Batch size	Package Configuration	Commercial Year Volume, units	Price per Unit
[***]	[***]	[***]	[***]	[***]

Commercial Pricing Assumptions and Terms:

[***]

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EXHIBIT 7.1

Product Test Methods

Telavancin Drug Product Release Testing Method Summary

[***]

Telavancin Drug Substance ID Release Testing Method Summary

[***]

[***] Release Testing Method Summary

[***]

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EXHIBIT 7.1

Product Test Methods (cont.)

[***]

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EXHIBIT 7.2

Form of Quality Agreement

Theravance and Hospira agree to consult and use reasonable efforts to prepare and complete the Technical & Quality Agreement no later than [***] days after the Effective Date.  Upon completion, the Technical & Quality Agreement shall be attached to this Exhibit 7.2 and shall be made an integral part of this Agreement.

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EXHIBIT 12.4

Alternative Dispute Resolution

The parties recognize that bona fide disputes as to certain matters may arise from time to time during the Term which relate to either party’s rights and/or obligations.  To have such a dispute resolved by this Alternative Dispute Resolution (“ADR”) provision, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective presidents (or their designee(s), provided any such designee has the authority to act on behalf of such party to effectuate any such resolution) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to “days” in this ADR provision are to calendar days).

If the matter has not been resolved within twenty-eight (28) days of the notice of dispute, or if the parties fail to meet within such twenty-eight (28) days, either party may initiate an ADR proceeding as provided herein.  The parties shall have the right to be represented by counsel in such a proceeding.

1.                                      To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR.  Within fourteen (14) days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2.                                      Within twenty-one (21) days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral having requisite legal and commercial expertise and credentials (including with respect to the substantive law of the State of Delaware) to preside in the resolution of any disputes in this ADR proceeding.  If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution (“CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a)                                 The CPR shall submit to the parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request, along with a Curriculum Vita for each candidate.  No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or Affiliates.

(b)                                 Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(c)                                  Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within seven (7) days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates.  Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

CONFIDENTIAL

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(d)                                 If the parties collectively have identified fewer than three (3) candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference.  If a tie should result between two candidates, the CPR may designate either candidate.  If the parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a)-2(d) shall be repeated.

3.                                      No earlier than twenty-eight (28) days or later than fifty-six (56) days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties.  Except as otherwise agreed by the parties or as set forth herein, the ADR proceeding shall be governed in accordance with the CPR Rules for Non-Administered Arbitration of International Disputes (the “CPR Rules”).  The ADR proceeding shall take place in San Francisco, California, unless another location is agreed upon by the parties.

4.                                      In advance of the ADR proceeding, each party shall submit a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

5.                                      Except as expressly set forth herein, no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.  The parties agree that disclosure of documents shall be implemented by the neutral consistent with Mode B in Schedule 1 to the CPR Protocol on Disclosure of Documents and Presentation of Witnesses in Commercial Arbitration which provides for the disclosure of documents that each side will present in support of its case as well as pre-hearing disclosure of documents essential to a matter of import in the proceeding for which the party has demonstrated a substantial need, provided, however, that such documents have been identified with reasonable particularity.

6.                                      The hearing shall be conducted expeditiously over two (2) consecutive days.  Each party shall be entitled to five (5) hours of hearing time which may be allocated for opening statements, the presentation of testimony or other evidence, the cross-examination of witnesses, or closing argument.  The neutral may extend the time allotted for the hearing only for good cause or upon agreement of the parties.  The parties agree that the presentation of witnesses and testimony shall be implemented by the neutral consistent with Mode B in Schedule 3 to the CPR Protocol on Disclosure of Documents and Presentation of Witnesses in Commercial Arbitration, which provides for testimony to be presented orally at the hearing, and does not permit testimony to be submitted through written witness statements, depositions, or affidavits.  The neutral shall not be permitted to appoint experts or require the production of evidence that is not offered by the parties.

7.                                      The neutral shall rule on each disputed issue within fourteen (14) days following completion of the hearing.  Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other party’s proposed rulings and remedies on other issues.  The neutral shall not issue any written opinion or otherwise explain the basis of the neutral’s ruling or award.

CONFIDENTIAL

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

8.                                      The neutral shall be paid a reasonable fee plus expenses.  These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a)                                 If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay 100% of such fees and expenses.

(b)                                 If the neutral rules in favor of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties.  The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9.                                      The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable (except for an alleged act of corruption or fraud on the part of the arbitrator), and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10.                               Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information.  The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11.                               The neutral may not award any form of damages or relief prohibited by Section 8.6 of the Agreement.  The parties hereby waive the right to punitive damages.

12.                               The neutral shall have the authority to grant injunctive relief and other specific performance.

13.                               The neutral shall, in rendering its decision, apply the substantive law of the State of Delaware, without regard to its conflict of laws provisions.

14.                               The hearings shall be conducted in the English language.

CONFIDENTIAL

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.